HIT AT A GLANCE

•	A $6.0 billion investment grade fixed-income fund.

•	Internally managed mutual fund registered under the Investment Company Act of 1940.

•	Expertise in the highest credit quality multifamily mortgage backed securities (MBS).

•	Proven 35+-year history of competitive returns for pension funds and labor organizations, such as health and welfare funds, while also generating vital union construction jobs, and supporting housing (including affordable and workforce housing), and healthcare facilities.

•	100% union labor requirement for all on-site construction.

•	Successful history as an impact investor (see back page).

RELATIVE RETURNS

As of September 30, 2022, periods over one year are annualized

The AAA Index represents the AAA Component of the Bloomberg U.S. Aggregate Bond Index.

BENEFITS OF THE HIT

•	Core fixed-income option with a strong performance record.

•	Higher income, superior credit profile, and similar levels of interest rate risk compared to the Benchmark.

•	Directly sources multifamily construction-related investments that have higher yields than other investments of similar duration and credit quality.

•	Ongoing yield advantage strengthens its performance relative to the Benchmark.

•	High credit quality multifamily MBS differentiate the HIT from many other core fixed-income vehicles.

•	The HIT’s concentration in multifamily MBS and exclusion of corporate bonds, could offer potential portfolio diversification from other asset classes.

STRATEGY: OVERWEIGHT MULTIFAMILY MBS

•	Construct and manage a portfolio with higher credit quality, higher yield, and similar interest rate risk relative to the Bloomberg US Aggregate Bond Index (Benchmark).

•	Invest in high credit quality multifamily MBS that can provide an income advantage for the HIT and contribute to its performance relative to its Benchmark.

SECTOR ALLOCATION

As of September 30, 2022

RISK COMPARISON

As of September 30, 2022

	HIT	Bloomberg^
Credit Profile
U.S. Government/Agency/AAA/Cash	90.09%	73.62%
A & Below/Not Rated	5.66%	23.26%
Yield
Current Yield	3.19%	2.95%
Yield to Worst	4.83%	4.68%
Interest Rate Risk
Effective Duration	6.07	6.28
Convexity	0.23	0.30
Call Risk
Call Protected	77%	72%
Not Call Protected	23%	28%

Source: HIT and Bloomberg US Aggregate Bond Index

continued

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

^ Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

HIT SUCCESSFUL ESG RECORD

•	Incorporates Environmental, Social, and Governance (ESG) factors into its investment strategy, resulting in measurable impacts.

•	ESG priorities reflected in HIT’s operational policies and practices.

•	Signatory of United Nations-supported Principles for Responsible Investment (PRI).

•	Diverse workforce (66% minority or women) and leadership team (56% minority or women).

•	Diversity, equity and inclusion practices enrich HIT’s workplace culture and contribute to its significant staff retention.

SAN CRISTINA

SAN FRANCISCO, CA

•	$17.5 million HIT Investment

•	$49.3 million substantial rehabilitation

•	$93.3 million total economic benefits

•	Creating an estimated 232,130 hours of union construction work (116 jobs)

•	58 units of housing (100% affordable)
LABOR POLICIES: BEST IN CLASS
• Documentation—general contractors and developers have a contractual obligation requiring 100% union labor.
• Monitoring—HIT Labor Relations monitors compliance and facilitates resolutions if issues arise.
• Measurement—work hours measured and reported for every project.

ECONOMIC IMPACT OF INVESTMENTS*

(1984-present)

579 PROJECTS	192.7M	hours of on-site union construction work created
$10.3B invested or allocated
$19.0B in total development cost
$39.7B total economic benefits
$16.4B in personal income including wages and benefits ($8.3B for construction workers)
216,042 total jobs generated across communities
124,595 housing and healthcare units nationwide (67% affordable housing)

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of September 30, 2022. Economic impact data is in 2021 dollars and all other figures are nominal..

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s current prospectus. To obtain a current prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com